================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            H. F. AHMANSON & COMPANY

                            "AN INVESTMENT OF MERIT"

                   LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS

                                  MAY 14, 1997

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

     THIS PRESENTATION CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AHMANSON AND, ASSUMING THE CONSUMMATION OF THE PROPOSED MERGER, A COMBINED AHMANSON/GREAT WESTERN FINANCIAL CORPORATION, INCLUDING STATEMENTS RELATING TO: (A) THE COST SAVINGS AND ACCRETION TO CASH EARNINGS AND REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER; (B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER, INCLUDING THE POTENTIAL FOR ENHANCED REVENUES AND THE IMPACT ON REVENUES OF CONSOLIDATION OF RETAIL BRANCHES AND OTHER OPERATIONS AS PLANNED;
 (C) AHMANSON'S STOCK PURCHASE PROGRAM; AND (D) THE RESTRUCTURING CHARGES EXPECTED TO BE INCURRED IN CONNECTION WITH THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES:
 (1) EXPECTED COST SAVINGS FROM THE PROPOSED MERGER CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED; (3) COMPETITIVE PRESSURE AMONG DEPOSITORY INSTITUTIONS INCREASES SIGNIFICANTLY; (4) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF AHMANSON AND GREAT WESTERN FINANCIAL CORPORATION ARE GREATER THAN EXPECTED; (5) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE INTEREST MARGINS; (6) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR IN THE STATES IN WHICH THE COMBINED COMPANY WILL BE DOING BUSINESS, ARE LESS FAVORABLE THAN EXPECTED; OR (7) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF AHMANSON AFTER THE PROPOSED MERGER IS INCLUDED IN FILINGS BY AHMANSON WITH THE SECURITIES AND EXCHANGE COMMISSION, ("COMMISSION"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE COMMISSION ON FEBRUARY 18, 1997, AS AMENDED, AND THE COMMISSION FILINGS INCORPORATED BY REFERENCE THEREIN.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                A CONSUMER BANK
                                 MARCH 31, 1997

 .  ASSETS                        $48.7 BILLION
 .  DEPOSITS                      $34.4 BILLION
 .  LOANS                         $45.3 BILLION
 .  MARKET CAPITALIZATION         $  4.0 BILLION
 .  # OF FINANCIAL SERVICE
     CENTERS / STATES            380 / 3
 .  # OF LOAN OFFICES / STATES    124 / 9
 .    MORTGAGE SERVICING          $59 BILLION

[LOGO OF H. F. AHMANSON & COMPANY]   [LOGO OF HOME SAVINGS OF AMERICA]

                            CASH EARNINGS PER SHARE

                             [GRAPH APPEARS HERE]

Quarters                 1Q96     2Q96     3Q96    4Q96    1Q97
                         ----     ----     ----    ----    ----
                         $0.46   $0.51    $0.57*  $0.77   $0.90


*3Q96 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF H. F. AHMANSON & COMPANY]  [LOGO OF HOME SAVINGS OF AMERICA]

                        SIGNIFICANTLY IMPROVED RETURNS

                             [GRAPHS APPEAR HERE]

     CASH RETURN ON ASSETS


Quarters             1Q96     2Q96    3Q96    4Q96    1Q97    1Q97*
                     ----     ----    ----    ----    ----    ----
                    0.53%     0.58%   0.62%   0.78%   0.88%   0.84%

     CASH RETURN ON EQUITY


Quarters             1Q96     2Q96    3Q96    4Q96    1Q97    1Q97*
                     ----     ----    ----    ----    ----    ----
                    9.60%    10.80%  11.60%  16.60%  19.30%  17.21%

3Q96 excludes SAIF recap and First Interstate branch acquisition charges

*  Reported

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           BUILDING BLOCKS TO SUCCESS

1994
----
New Management Team Assembled
Franchise Rationalization and Enhancement

1995
----
Stock Buyback Program Initiated
Technology Development
  HOME Run, CPI, Electronic Banking
New Initiatives
  Investment Sales, HOME Run, Consumer Lending

1996
----
Business Banking & Cash Management Developed
Acquired 61 First Interstate Branches
Realize Consumer Lending & Investment

1997
----
Improving Credit Quality
Accelerated EPS Growth
Exceeded 15% ROE Goal
Exceeded Efficiency Targets

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                                FINANCIAL GOALS



 .  ROE - FIRST 15%, NOW 18%
 .  EFFICIENCY RATIO - BELOW 50%
 .  EPS GROWTH
 .  CAPITAL - "WELL CAPITALIZED"

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                               STRATEGIC POSITION

 .  CONSUMER BANK
 .  CUSTOMER DRIVEN ALTERNATIVE DELIVERY CAPABILITIES
 .  TRUSTED FINANCIAL ADVISOR

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

               A CONCEPTUAL APPROACH TO AHMANSON'S PROFITABILITY

ONE CAN VIEW AHMANSON AS COMPRISING 2 BANKS
 .  Bank A is a high performance consumer bank with growth potential
 . Bank B has a more traditional thrift balance sheet and can be viewed as a "cash cow"

                         Bank A                        Bank B
                         ------                        ------

Asset size             $20 billion                  $30 billion
Assets              . Consumer loans             . Mortgage loans
                    . Business loans             . MBS
                    . Mortgage loans

Funding             . Checking                   . Higher cost CD's
                    . Passbook                   . Borrowings
                    . Money Market
                    . Lower cost CD's

ROE potential           25-30%                        10-12%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                               AHMANSON STRATEGY

Grow Bank A: Increase Low Cost Deposits
 . Consumer Checking
 . Business Banking
 . Cash Management

Enhance Bank A: Produce Fee Income
 . Investment and Annuity Products
 . Bank Services
 . Cash Management Services
 . Loan Servicing
 . Mortgage Banking Loan Sales

Shrink Bank B: Originate more mortgages for sale

Enhance Bank B: Substitute higher yielding assets
 . Consumer Loans
 . Business Loans

Enhance Overall Profitability:
 . Contain expenses
 . Reduce credit risk
 . Stock repurchase programs

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]



                           GROWTH IN CONSUMER ACCOUNTS
                           ------

                                1995           1996       % Change
                                ----           ----       --------
        Households          1.2 million    1.4 million     17%

        Accounts with             45,000        317,000   604%
         debit cards

        Checking balances   $2.5 billion   $3.3 billion    31%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                           GROWTH IN OTHER FEE INCOME
                           ------

  . 1Q97 annual run rate is $79 million or $0.42 EPS higher than 1995 results


                             [GRAPH APPEARS HERE]

($ in millions)

            1Q96         2Q96        3Q96      4Q96      1Q97
            ----         ----        ----      ----      ----
            $27          $31         $34       $44       $46

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                       GROWTH IN INVESTMENT PRODUCT SALES
                       ------


                           AVERAGE DAILY CORE SALES

                             [GRAPH APPEARS HERE]

($ in millions)
                         1995           1996          1Q97     APR-97
                         ----           ----          ----     -----
                         $0.6           $2.2          $3.5     $4.2

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                       GROWTH  IN HIGHER MARGIN BUSINESS
                       -------

                             CONSUMER LOANS FUNDED


                             [GRAPH APPEARS HERE]

($ in millions)

Quarters:         1Q96     2Q96    3Q96    4Q96      1Q97     2Q97*
                  ----     ----    ----    ----      ----     ----
                  $17      $52     $71     $131      $136     $219

    *Run rate based on April

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               ASSET ORIGINATION
                      IMPROVING EARNING ASSET COMPOSITION

                              LOAN ORIGINATION MIX

                                               1Q
                                1995          1997
                               ------        ------
             Real Estate         99%           87%

             Consumer             1            12

             Business             0             1

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                COST CONTAINMENT
                            EFFECTIVE G&A MANAGEMENT


                             [GRAPH APPEARS HERE]

Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96    1Q97
                             ----   ----   ----   ----    ----    ----
G&A
($ in Millions):             $199   $193   $190   $190*   $188    $187

      *3Q96 excludes SAIF recapitalization and one-time First Interstate acquisition charges

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                COST CONTAINMENT
                           IMPROVED EFFICIENCY RATIOS


                             [GRAPH APPEARS HERE]

                             1995   1Q96   1Q97
                             ----   ----   ----
Efficiency Ratio:            59%    54%    49%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

 . Credit costs down 36%
 . Loan Loss Reserves strong and stable

                             [GRAPH APPEARS HERE]

($ in millions)

                       1Q96         2Q96         3Q96         4Q96       1Q97
                       ----         ----         ----         ----       ----
Provision               46           34           36           29         24
REO                     26           27           25           28         22
Loan Loss Reserves     385          382          398          389        388

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

                         NONPERFORMING ASSETS DOWN 23%
                       LEADING INDICATOR OF CREDIT COSTS


                             [GRAPH APPEARS HERE]

                             3/96   6/96   9/96   12/96   3/97   4/97
($ in millions):             $977   $954   $898   $846    $793   $752*

                       *Lowest level since November 1990

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

                             RESIDENTIAL 1-4 FAMILY
                              60 DAY DELINQUENCIES
                 KEY LEADING INDICATOR OF NONPERFORMING ASSETS


                             [GRAPH APPEARS HERE]

                        12/95      3/96     6/96     9/96     12/96      3/97    4/97
($ in millions):        $144       $134      $134   $121       $121      $100    $83*

                *Lowest level since October 1989

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

               THE VALUE OF FURTHER IMPROVEMENT IN ASSET QUALITY
                                     ON EPS

* Each 10 bps of credit cost improvement adds $0.24 to EPS

                             [GRAPH APPEARS HERE]

                 10 bps       15 bps       20 bps
                 ------       ------       ------
                 $0.24        $0.36        $0.48

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              A CONSUMER BANK WITH
                          BUSINESS BANKING CAPABILITY

 .  LARGE, PROFITABLE AND UNDERSERVED SEGMENT

 .  FULLY UTILIZES EXISTING DISTRIBUTION SYSTEM

 .  LEVERAGES STRONG LOYALTY AND NAME RECOGNITION

 .  HIGH ROE

 .  BUILT CAPABILITIES FOR FIRST INTERSTATE ACQUISITION

 .  IN PROCESS OF ROLLOUT TO ENTIRE CALIFORNIA FRANCHISE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                               CAPITAL MANAGEMENT
                         COMMON STOCK BUYBACK ACTIVITY

          -- 16% of Common Stock repurchased since start of programs

                                      # Shares         Average
                                     (millions)       Price paid
                                     ----------       ----------
Through Dec. 31, 1996                   17.0            $26.11

YTD-March, 1997                          2.2            $35.06

  Programs to date                      19.2            $27.11

Remaining authorized                $131 million

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            1997 FIRST QUARTER /(1)/
                          IMPROVED NET INCOME AND EPS


                          PERCENT INCREASE FROM 1996


                             [GRAPH APPEARS HERE]



                             Dollars              Fully-Diluted EPS
%:                             59%                       93%

(1) First quarter 1997 includes gain on sale of Arizona branches ($9.5 million or $0.08 EPS)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          ACCELERATED CASH EPS GROWTH

Street estimates indicate continued above average growth

 . Street Estimates CAGR (Cash Earnings)
  - 1996 to 1998 = 31%
  - 1996 to 1999 = 23%

                            [GRAPH APPEARS HERE]


             1995      1996      1997E        1998E         1999E
             ----      ----      -----        -----         -----
             $1.42     $2.31     $3.35/(1)/   $3.81/(1)/    $4.20/(2)/

(1) Based on First Call estimates, adjusted for goodwill and CDI amortization
(2) 1999 reflects 10% growth rate over 1998 First Call estimate, adjusted for goodwill and CDI amortization

Note: 1995 excludes goodwill accounting change and gain on sale of New York branches
      1996 excludes SAIF recap and First Interstate branch acquisition charges

    [LOGO OF H. F. AHMANSON & COMPANY]   [LOGO OF HOME SAVINGS OF AMERICA]

                            GREAT WESTERN PROPOSAL

    [LOGO OF H. F. AHMANSON & COMPANY]   [LOGO OF HOME SAVINGS OF AMERICA]

                              AHM OFFER LOW RISK

AHM offer remains predicated on a simple, proven formula:

Significant Cost Savings plus Accelerated Stock Repurchase

            equals

Enhanced Shareholder Value:
  1.  Significant accretion
  2.  Accelerated EPS growth

    [LOGO OF H. F. AHMANSON & COMPANY]    [LOGO OF HOME SAVINGS OF AMERICA]

                            EXCHANGE RATIO ANALYSIS

                             [GRAPH APPEARS HERE]


                       AHM           VALUE OF
                    STOCK PRICE     GWF SHARES
                    -----------     ----------
                       36.00          43.20
                       36.10          43.32
                       36.20          43.44
                       36.30          43.56
                       36.40          43.68
                       36.50          43.80
                       36.60          43.92
                       36.70          44.04
                       36.80          44.16
                       36.90          44.28
                       37.00          44.40
                       37.10          44.52
                       37.20          44.64
                       37.30          44.76
                       37.40          44.88
                       37.50          45.00
                       37.60          45.12
                       37.70          45.24
                       37.80          45.36
                       37.90          45.48
                       38.00          45.60
                       38.10          45.72
                       38.20          45.84
                       38.30          45.96
                       38.40          46.08
                       38.50          46.20
                       38.60          46.32
                       38.70          46.44
                       38.80          46.56
                       38.90          46.68
                       39.00          46.80
                       39.10          46.92
                       39.20          47.04
                       39.30          47.16
                       39.40          47.28
                       39.50          47.40
                       39.60          47.52
                       39.70          47.64
                       39.80          47.76
                       39.90          47.88
                       40.00          48.00
                       40.10          48.12
                       40.20          48.24
                       40.30          48.36
                       40.40          48.48
                       40.50          48.60
                       40.60          48.72
                       40.70          48.84
                       40.80          48.96
                       40.90          49.08
                       41.00          49.20
                       41.10          49.32
                       42.20          49.44
                       41.30          49.66
                       41.40          49.78
                       41.50          49.80
                       41.60          49.92
                       41.70          50.00
                       41.80          50.00
                       41.90          50.00
                       42.00          50.00
                       42.10          50.00
                       42.20          50.00
                       42.30          50.00
                       42.40          50.00
                       42.50          50.00
                       42.60          50.00
                       42.70          50.00
                       42.80          50.00
                       42.90          50.00
                       43.00          50.00
                       43.10          50.00
                       43.20          50.00
                       43.30          50.00
                       43.40          50.00
                       43.50          50.00
                       43.60          50.00
                       43.70          50.00
                       43.80          50.00
                       43.90          50.00
                       44.00          50.00
                       44.10          50.00
                       44.20          50.00
                       44.30          50.00
                       44.40          50.00
                       44.50          50.00
                       44.60          50.00
                       44.70          50.00
                       44.80          50.00
                       44.90          50.00
                       45.00          50.00
                       45.10          50.00
                       45.20          50.00
                       45.30          50.00
                       45.40          50.00
                       45.50          50.05
                       45.60          50.16
                       45.70          50.27
                       45.80          50.38
                       45.90          50.49
                       46.00          50.60
                       46.10          50.71
                       46.20          50.82
                       46.30          50.93
                       46.40          51.04
                       46.50          51.15
                       46.60          51.26
                       46.70          51.37
                       46.80          51.48
                       46.90          51.59
                       47.00          51.70
                       47.10          51.82
                       47.20          51.92
                       47.30          52.03
                       47.40          52.14
                       47.50          52.25
                       47.60          52.36
                       47.70          52.47
                       47.80          52.58
                       47.90          52.69
                       48.00          52.80
                       48.10          52.91
                       48.20          53.02
                       48.30          53.13
                       48.40          53.24
                       48.50          53.35
                       48.60          53.46
                       48.70          53.57
                       48.80          53.68
                       48.90          53.79
                       49.00          53.90
                       49.10          54.01
                       49.20          54.12
                       49.30          54.23
                       49.40          54.34
                       49.50          54.45
                       49.60          54.56
                       49.70          54.67
                       49.80          54.78
                       49.90          54.89
                       50.00          55.00

             5/13/97 Value of AHM Offer:    $48.00
             5/13/97 Value of WAMU Offer:   $47.08

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                        IMPACT ON ACCRETION / (DILUTION)

                                             % Accretion (Dilution)
                                             ----------------------
                                 Exchange
                                  Ratio         1998        1999
                                 --------      ------      ------
   Reported EPS
       AHM =  $40.00               1.20x        (12)%         1%
       AHM =  $43.50               1.15         (11)          3
       AHM =  $45.50               1.10          (8)          5

   Cash EPS
       AHM =  $40.00               1.20x          8%         20%
       AHM =  $43.50               1.15          11          23
       AHM =  $45.50               1.10          14          27


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         ENHANCED OPERATING PERFORMANCE

EFFICIENCY RATIO
----------------

         1997E         1998E          1999E
         -----         -----          -----
          45%           39%            36%


CASH ROE
--------

         1997E         1998E          1999E
         -----         -----          -----
          19%           28%            32%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                    AND.....
       THE PROBLEM WITH THE WAMU OFFER CAN BE SUMMED UP IN JUST TWO LINES

                        $ VALUE OF AHM AND WAMU OFFERS

                             [GRAPH APPEARS HERE]

                           AHM            WAMU
                           ---            ----
17-Mar                    $47.70          $46.01
18-Mar                    $46.80          $45.45
19-Mar                    $47.55          $45.45
20-Mar                    $47.40          $45.45
21-Mar                    $47.25          $45.11
24-Mar                    $46.95          $45.23
25-Mar                    $46.50          $46.07
26-Mar                    $46.65          $45.45
27-Mar                    $44.85          $44.61
31-Mar                    $43.65          $43.48
 1-Apr                    $44.40          $43.31
 2-Apr                    $43.65          $42.53
 3-Apr                    $43.80          $43.59
 4-Apr                    $42.45          $42.92
 7-Apr                    $42.60          $43.14
 8-Apr                    $44.55          $44.44
 9-Apr                    $44.25          $43.26
10-Apr                    $44.70          $42.98
11-Apr                    $42.30          $40.95
14-Apr                    $42.30          $41.74
15-Apr                    $44.40          $42.86
16-Apr                    $43.95          $42.08
17-Apr                    $43.95          $42.53
18-Apr                    $43.20          $41.96
21-Apr                    $42.90          $41.85
22-Apr                    $43.20          $41.63
23-Apr                    $43.95          $42.08
24-Apr                    $43.65          $41.40
25-Apr                    $42.60          $40.84
28-Apr                    $43.65          $40.95
29-Apr                    $44.40          $42.08
30-Apr                    $45.75          $44.44
01-May                    $45.45          $43.43
02-May                    $47.40          $45.45
05-May                    $47.85          $46.46
06-May                    $48.90          $47.42
07-May                    $47.23          $46.69
08-May                    $47.70          $47.19
09-May                    $47.25          $46.97
12-May                    $48.00          $47.42
13-May                    $48.00          $47.08

THE CHOICE IS CLEAR:

                              THE AHMANSON OFFER
              PROVIDES GWF STOCKHOLDERS WITH HIGHER MARKET VALUE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          AHMANSON'S MERGER BENEFITS
                           ASSUMPTIONS CONSERVATIVE

-- PLUS AHM HAS THE IN-MARKET ADVANTAGE

                             [GRAPH APPEARS HERE]

                                 (in millions)

                              Revenue       Total Merger
            Cost Savings    Enhancements      Benefits
            ------------    ------------    ------------
AHM:            $454           $ 50             $504

WAMU:           $340           $334             $674

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM+GWF COMBINATION CREATES
                         LARGER AND MORE EFFICIENT CA
                                   FRANCHISE

                             [GRAPH APPEARS HERE]

                              NUMBER OF BRANCHES
                              ------------------
                            --18% larger franchise

AHM + GWF                                                 417
WAMU + GWF                                                354



                              DEPOSITS/BRANCH (a)
                              -------------------
                                 (in millions)
                             --23% more efficient

AHM + GWF                                                 $120.4
WAMU + GWF                                                $ 97.7



(a) After branch consolidations: AHM (180), WAMU (100)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM+GWF COMBINATION PROVIDES
                           SUPERIOR CA MARKET SHARE

                             [GRAPH APPEARS HERE]


                                TOTAL DEPOSITS
                                --------------
                                 (in billions)
                               --45% larger base

AHM + GWF                                                $50.2
WAMU + GWF                                               $34.6



                                CA MARKET SHARE
                                ---------------
                         --WAMU/GWF inferior #3 player

B OF A                                                   21%
WELLS FARGO                                              15%
AHM + GWF                                                13%
WAMU + GWF                                                9%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              AHMANSON'S REVENUE
                             ENHANCEMENTS PRUDENT
                           WAMU'S ARE SUBSTANTIALLY
                                  OVERSTATED

                   Assumed Incremental Revenue Enhancements
                        as a % of GWF Revenue Base/(a)/

                             [GRAPH APPEARS HERE]

                %     Revenue Enhancements
               ---    --------------------
AHM:            3%            $ 50

WAMU:          19%            $334

(a) Great Western Financial 1Q 1997 Total Revenues annualized

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WAMU EXECUTION RISK
                               "PICK YOUR POISON"
 .  COST SAVES OVERSTATED
   - ABILITY TO ACHIEVE $340MM IN EXPENSE REDUCTIONS
 .  REVENUE ENHANCEMENTS UNACHIEVABLE
   - ABILITY TO ACHIEVE $334MM IN INCREMENTAL REVENUE
   - CURRENT LENDING PROGRAMS BY WAMU INCONSISTENT WITH SPREAD CLAIMS
   - COMBINATION OF AGGRESSIVE COST SAVES AND REVENUE ENHANCEMENTS IS UNPRECEDENTED
 .  INTEREST RATE RISK EXPOSURE HIGH
   - FIXED RATE LOANS
   - WHOLESALE FUNDING
 .  QUADRUPLE SIZE OF COMPANY IN 1 YEAR
 .  LACK OF RELEVANT MANAGEMENT EXPERIENCE
 .  WAMU TRANSACTION STRUCTURE IS INFLEXIBLE - NO BUYBACK

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            INTEREST RATE RISK/(1)/


                             [GRAPH APPEARS HERE]


                --AHM holds less fixed rate assets in portfolio
                            FIXED RATE/TOTAL LOANS
                            ----------------------

AHM:                                                 5%
WAMU:                                               24%







                    --AHM less reliant on wholesale funding
                WHOLESALE FUNDING/INTEREST BEARING LIABILITIES
                ----------------------------------------------

AHM:                                                24%
WAMU:                                               43%



(1) As of 3/31/97

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         RELEVANT MANAGEMENT EXPERTISE


                                             WAMU         AHM
                                            -------      -----
   California market experience             Limited       Yes
   Florida market experience                  No          Yes
   California credit cycle knowledge        Limited       Yes
   Consumer finance expertise                 No          Yes
   Relevant asset / liability experience      No          Yes
   Local executive management                 No          Yes

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                INTEGRATION RISK
                              HOW FAR IS TOO FAR?
                                         ---
                       IRWINDALE TO CHATSWORTH = 48 MILES
                      SEATTLE TO CHATSWORTH = 1,124 MILES

                             [GRAPH APPEARS HERE]

               [MAP OF UNITED STATES SHOWING DISTANCE OF SEATTLE
                  TO CHATSWORTH AND IRWINDALE TO CHATSWORTH ALSO
                   MINNEAPOLIS TO NEW YORK       1,233 MILES
                   LITTLE ROCK TO NEW YORK       1,219 MILES
                   ATLANTA TO NEW YORK             870 MILES]

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WAMU'S TRANSACTION
                        STRUCTURE IS HIGHLY INFLEXIBLE

WAMU'S TRANSACTION LEAVES NO MARGIN FOR ERROR:

 .  INABILITY TO PROFITABLY REDIRECT CAPITAL IN THE EVENT THAT LOAN GROWTH
   PROJECTIONS ARE EVEN LESS ACHIEVABLE IN A RISING RATE ENVIRONMENT

 .  INABILITY TO OPTIMIZE THE EFFICIENCY OF THEIR CAPITAL STRUCTURE WITH
   PREFERRED IN PLACE OF COMMON

 .  WILL BE RESTRICTED FROM DIVESTING MATERIAL ASSETS FOR 2 YEARS
   -  ARISTAR
   -  FLORIDA

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            A COMPELLING INVESTMENT

 .  CLEAR LOW RISK PATH TO FUNDAMENTAL OPERATING IMPROVEMENT EXISTS

 .  AHM ATTRACTIVELY PRICED, WITH OR WITHOUT GWF

 .  MARKETPLACE DOES NOT APPEAR TO FULLY REFLECT:
   - REDUCTION IN CREDIT COSTS
   - SHARE REPURCHASES
   - GROWING POWER OF NEW CAPABILITIES ON OPERATING EARNINGS

 .  Goodwill lawsuit

 .  Federal tax benefit
                                                                              41

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF") COMMON STOCK HELD BY H. F. AHMANSON & COMPANY ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt non-binding resolutions of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Madeleine
A. Kleiner (Senior Executive Vice President, Chief Administrative Officer and General Counsel), Anne-Drue M. Anderson (Executive Vice President and Treasurer), Tim S. Glassett (First Vice President and Assistant General Counsel), Linda McCall (Senior Vice President and Director of Corporate Taxes), Stephen A. Swartz (Senior Vice President and Director of Investor Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), Mary A. Trigg (Senior Vice President and Director of Public Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Samantha Davies (Vice President of Public Relations), Adrian Rodriguez (Vice President of Public Relations), and Peter Bennett (Assistant Vice President of Public Relations); and the following Nominees: Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh M. Grant and John E. Merow.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


         As of May 12, 1997, Ahmanson is the beneficial owner of 3,550,500 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

         Other than set forth herein, as of May 12, 1997, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

         Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of May 12, 1997, CSFB held a net long position of 10,324 shares of GWF common stock and Montgomery held no shares of GWF common stock.

         Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                            H. F. AHMANSON & COMPANY

                          PROPOSED EXCHANGE OFFER FOR
                GREAT WESTERN FINANCIAL CORPORATION COMMON STOCK

                                    MAY 1997

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHMANSON EXCHANGE OFFER
                                   OBJECTIVES

 .  PROVIDES GWF STOCKHOLDERS A TANGIBLE ALTERNATIVE TO THE WAMU OFFER

 .  ALLOWS GWF STOCKHOLDERS TO DECIDE WHICH MERGER PROPOSAL IS SUPERIOR

 .  IF MAJORITY OF GWF STOCKHOLDERS TENDER, GWF BOARD CAN BE EXPECTED TO REMOVE
   THE OBSTACLES TO COMPLETING MERGER TRANSACTION

 .  WILL CONTINUE OUR CURRENT LITIGATION TO FORCE THE GWF BOARD TO HONOR ITS
   FIDUCIARY DUTIES AND REMOVE THE OBSTACLES TO OUR MERGER OFFER

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHMANSON EXCHANGE OFFER
                                     TERMS


 .  FORMULA UNCHANGED -  FLOATING EXCHANGE RATIO

          AHM Stock Price                    Exchange Ratio
           Below $41.67                          1.20x

          Betweeen $41.67 and                Floats to provide $50.00
               $45.45                        to GWF stockholders
             Over $45.45                         1.10x

 .  OFFER TO COMMENCE AFTER SEC CLEARANCE
   (ORIGINAL TIMETABLE SHOULD NOT BE AFFECTED)

 .  SUCCESSFUL EXCHANGE OFFER WOULD BE FOLLOWED
   PROMPTLY BY A MERGER WITH GWF

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHMANSON EXCHANGE OFFER
                                     TERMS

 .  TERMS AND CONDITIONS OF THE EXCHANGE OFFER WILL BE CUSTOMARY FOR SIMILAR
   TRANSACTIONS AND SET FORTH IN A REGISTRATION STATEMENT THAT WILL BE FILED PROMPTLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC)

 .  EXCHANGE OFFER WILL BEGIN AFTER THE REGISTRATION STATEMENT IS DECLARED
   EFFECTIVE BY THE SEC

 .  EXCHANGE OFFER WILL BE MADE SOLELY PURSUANT TO THE AHM PROSPECTUS AND THE
   RELATED LETTER OF TRANSMITTAL

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                        ANNUAL MEETING SOLICITATION

 .  ELECTION OF 3 DIRECTORS WHO ARE INDEPENDENT OF GWF AND WILL LISTEN TO
   STOCKHOLDERS

 .  APPROVAL OF FIVE NEW CORPORATE GOVERNANCE PROPOSALS

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                            ANNUAL MEETING PROPOSALS
 .  HELP ENSURE GWF BOARD MAXIMIZES STOCKHOLDER VALUE THROUGH AN OPEN AND FAIR
   PROCESS

   - PROPOSAL 1 - ALLOW STOCKHOLDERS TO CALL A SPECIAL MEETING

   - PROPOSAL 2 - NO RE-APPOINTMENT OF DIRECTORS WHO LOSE AT ANNUAL MEETING

   - PROPOSAL 3 - ALL NEW DIRECTORS MUST BE REPRESENTED ON EXECUTIVE OR SIMILAR COMMITTEES OF THE BOARD

   - PROPOSAL 4 - ALL DIRECTORS MUST RECEIVE NOTICE OF MAJOR BOARD ACTIONS

   - PROPOSAL 5 - NO AMENDMENT OF STOCKHOLDER APPROVED BY-LAWS WITHOUT STOCKHOLDER VOTE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                          THE AHMANSON MERGER OFFER
                           PROVIDES SUPERIOR RESULTS

THE FACTS ARE ON AHMANSON'S SIDE
--------------------------------

 .  PROVIDES GWF STOCKHOLDERS WITH HIGHER CURRENT MARKET VALUE

 .  AHMANSON'S CURRENCY MORE ATTRACTIVE THAN WAMU'S OVER THE LONGER TERM:
   - LOWER RISK STRATEGY
   - LESS INTEREST RATE RISK
   - MORE ATTRACTIVELY PRICED WITH GREAT "UPSIDE" POTENTIAL

 .  TRANSACTION PREDICATED UPON SIMPLE AND IRREFUTABLE STRATEGIES:
   - IN-MARKET DRIVEN COST SAVINGS
   - SHARE REPURCHASES

 .  CREATES A CLEARLY SUPERIOR CALIFORNIA AND FLORIDA FRANCHISE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WAMU EXECUTION RISK
                               "PICK YOUR POISON"
 .  COST SAVES OVERSTATED
   - ABILITY TO ACHIEVE $340MM IN EXPENSE REDUCTIONS
 .  REVENUE ENHANCEMENTS UNACHIEVABLE
   - ABILITY TO ACHIEVE $334MM IN INCREMENTAL REVENUE
   - CURRENT LOAN ORIGINATIONS BY WAMU INCONSISTENT WITH THEIR REVENUE AND ROE CLAIMS
   - COMBINATION OF AGGRESSIVE COST SAVES AND REVENUE ENHANCEMENTS IS UNPRECEDENTED
 .  INTEREST RATE RISK EXPOSURE HIGH
   - FIXED RATE LOANS
   - WHOLESALE FUNDING
 .  QUADRUPLE SIZE OF COMPANY IN 1 YEAR
 .  LACK OF RELEVANT MANAGEMENT EXPERIENCE
 .  WAMU TRANSACTION STRUCTURE IS INFLEXIBLE - PROHIBITION ON STOCK BUY BACKS
-- WAMU OFFER LEAVES NO ROOM FOR ERROR
                                                                              51

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

       THE PROBLEM WITH THE WAMU OFFER CAN BE SUMMED UP IN JUST TWO LINES

                        $ VALUE OF AHM AND WAMU OFFERS

                             [GRAPH APPEARS HERE]

                           AHM            WAMU
                           ---            ----
17-Mar                    $47.70          $46.01
18-Mar                    $46.80          $45.45
19-Mar                    $47.55          $45.45
20-Mar                    $47.40          $45.45
21-Mar                    $47.25          $45.11
24-Mar                    $46.95          $45.23
25-Mar                    $46.50          $46.07
26-Mar                    $46.65          $45.45
27-Mar                    $44.85          $44.61
31-Mar                    $43.65          $43.48
 1-Apr                    $44.40          $43.31
 2-Apr                    $43.65          $42.53
 3-Apr                    $43.80          $43.59
 4-Apr                    $42.45          $42.92
 7-Apr                    $42.60          $43.14
 8-Apr                    $44.55          $44.44
 9-Apr                    $44.25          $43.26
10-Apr                    $44.70          $42.98
11-Apr                    $42.30          $40.95
14-Apr                    $42.30          $41.74
15-Apr                    $44.40          $42.86
16-Apr                    $43.95          $42.08
17-Apr                    $43.95          $42.53
18-Apr                    $43.20          $41.96
21-Apr                    $42.90          $41.85
22-Apr                    $43.20          $41.63
23-Apr                    $43.95          $42.08
24-Apr                    $43.65          $41.40
25-Apr                    $42.60          $40.84
28-Apr                    $43.65          $40.95
29-Apr                    $44.40          $42.08
30-Apr                    $45.75          $44.44
01-May                    $45.45          $43.43
02-May                    $47.40          $45.45
05-May                    $47.85          $46.46
06-May                    $48.90          $47.42
07-May                    $47.23          $46.69
08-May                    $47.70          $47.19
09-May                    $47.25          $46.97
12-May                    $48.00          $47.42
13-May                    $48.00          $47.08

THE CHOICE IS CLEAR:

                              THE AHMANSON OFFER
              PROVIDES GWF STOCKHOLDERS WITH HIGHER MARKET VALUE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF") COMMON STOCK HELD BY H. F. AHMANSON & COMPANY ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt non-binding resolutions of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Madeleine
A. Kleiner (Senior Executive Vice President, Chief Administrative Officer and General Counsel), Anne-Drue M. Anderson (Executive Vice President and Treasurer), Tim S. Glassett (First Vice President and Assistant General Counsel), Linda McCall (Senior Vice President and Director of Corporate Taxes), Stephen A. Swartz (Senior Vice President and Director of Investor Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), Mary A. Trigg (Senior Vice President and Director of Public Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Samantha Davies (Vice President of Public Relations), Adrian Rodriguez (Vice President of Public Relations), and Peter Bennett (Assistant Vice President of Public Relations); and the following Nominees: Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh M. Grant and John E. Merow.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


         As of May 12, 1997, Ahmanson is the beneficial owner of 3,550,500 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

         Other than set forth herein, as of May 12, 1997, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

         Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of May 12, 1997, CSFB held a net long position of 10,324 shares of GWF common stock and Montgomery held no shares of GWF common stock.

         Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.